Exhibit 99.B(j)(3)(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED

ISS PROXY VOTING FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING CORPORATE LEADERS TRUST FUND

ING Corporate Leaders Trust Fund — Series A

ING Corporate Leaders Trust Fund — Series B

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING Growth Opportunities Fund

ING Large Cap Value Fund

ING MidCap Opportunities Fund

ING Mid Cap Value Fund

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING Value Choice Fund

ING FUNDS TRUST

ING Floating Rate Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING Short Term Bond Fund

ING Strategic Income Fund(2)

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING American Funds Asset Allocation Portfolio(2)

ING American Funds Global Growth and Income Portfolio(2)

ING American Funds International Growth and Income Portfolio(2)

ING American Funds International Portfolio(2)

ING American Funds World Allocation Portfolio(2)

ING BlackRock Health Sciences Opportunities Portfolio(1)

ING BlackRock Inflation Protected Bond Portfolio

ING BlackRock Large Cap Growth Portfolio(1)

ING Bond Portfolio(2)

ING Clarion Global Real Estate Portfolio

ING Clarion Real Estate Portfolio

ING DFA Global Allocation Portfolio(2)

ING DFA World Equity Portfolio(2)

ING FMRSM Diversified Mid Cap Portfolio(1)

(1)         Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of ISS Fees allocated to the Fund under the Agreement shall be borne directly by Directed Services LLC as provided in the Management Agreement.

(2)         As a (1) money market fund (“Money Market Fund”), (2) Fund of Funds, (3) Feeder Fund, or (4) Sub-Adviser-Voted Series, as defined in the Funds’ proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

ING Franklin Income Portfolio

ING Franklin Mutual Shares Portfolio(1), (2)

ING Franklin Templeton Founding Strategy Portfolio(2)

ING Global Perspectives Portfolio(2)

ING Global Resources Portfolio(1)

ING Goldman Sachs Commodity Strategy Portfolio

ING Invesco Growth and Income Portfolio(1)

ING JPMorgan Emerging Markets Equity Portfolio(1)

ING JPMorgan Small Cap Core Equity Portfolio(1)

ING Large Cap Growth Portfolio

ING Large Cap Value Portfolio

ING Limited Maturity Bond Portfolio(1)

ING Liquid Assets Portfolio(1), (2)

ING Marsico Growth Portfolio(1)

ING MFS Total Return Portfolio(1)

ING MFS Utilities Portfolio

ING Morgan Stanley Global Franchise Portfolio(1)

ING Oppenheimer Active Allocation Portfolio(2)

ING PIMCO High Yield Portfolio(1)

ING PIMCO Total Return Bond Portfolio(1)

ING Pioneer Fund Portfolio(1)

ING Pioneer Mid Cap Value Portfolio(1)

ING Retirement Conservative Portfolio(2)

ING Retirement Growth Portfolio(2)

ING Retirement Moderate Growth Portfolio(2)

ING Retirement Moderate Portfolio(2)

ING T. Rowe Price Capital Appreciation Portfolio(1)

ING T. Rowe Price Equity Income Portfolio(1)

ING T. Rowe Price International Stock Portfolio

ING Templeton Global Growth Portfolio(1)

ING U.S. Stock Index Portfolio(1)

ING MAYFLOWER TRUST

ING International Value Fund

ING MUTUAL FUNDS

ING Diversified Emerging Markets Debt Fund(2)

ING Diversified International Fund(2)

ING Emerging Markets Equity Dividend Fund

ING Emerging Markets Equity Fund

ING Global Bond Fund

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Opportunities Fund

ING Global Perspectives Fund(2)

ING Global Real Estate Fund

ING International Core Fund

ING International Growth Fund

ING International Real Estate Fund

ING International Small Cap Fund

ING International Value Choice Fund

ING International Value Equity Fund

ING Russia Fund

ING PARTNERS, INC.

ING American Century Small-Mid Cap Value Portfolio

ING Baron Growth Portfolio

ING Columbia Contrarian Core Portfolio

ING Columbia Small Cap Value II Portfolio

ING Fidelity® VIP Contrafund® Portfolio(2)

ING Fidelity® VIP Equity-Income Portfolio(2)

ING Fidelity® VIP Mid Cap Portfolio(2)

ING Global Bond Portfolio

ING Growth and Income Core

ING Index Solution 2015 Portfolio(2)

ING Index Solution 2020 Portfolio(2)

ING Index Solution 2025 Portfolio(2)

ING Index Solution 2030 Portfolio(2)

ING Index Solution 2035 Portfolio(2)

ING Index Solution 2040 Portfolio(2)

ING Index Solution 2045 Portfolio(2)

ING Index Solution 2050 Portfolio(2)

ING Index Solution 2055 Portfolio(2)

ING Index Solution Income Portfolio(2)

(1)         Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of ISS Fees allocated to the Fund under the Agreement shall be borne directly by Directed Services LLC as provided in the Management Agreement.

(2)         As a (1) money market fund (“Money Market Fund”), (2) Fund of Funds, (3) Feeder Fund, or (4) Sub-Adviser-Voted Series, as defined in the Funds’ proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

ING Invesco Comstock Portfolio

ING Invesco Equity and Income Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Oppenheimer Global Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING Solution 2015 Portfolio(2)

ING Solution 2020 Portfolio(2)

ING Solution 2025 Portfolio(2)

ING Solution 2030 Portfolio(2)

ING Solution 2035 Portfolio(2)

ING Solution 2040 Portfolio(2)

ING Solution 2045 Portfolio(2)

ING Solution 2050 Portfolio(2)

ING Solution 2055 Portfolio(2)

ING Solution Aggressive Portfolio(2)

ING Solution Balanced Portfolio(2)

ING Solution Conservative Portfolio(2)

ING Solution Income Portfolio(2)

ING Solution Moderately Aggressive Portfolio(2)

ING Solution Moderately Conservative Portfolio(2)

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Templeton Foreign Equity Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING Emerging Markets Corporate Debt Fund

ING Emerging Markets Hard Currency Debt Fund

ING Emerging Markets Local Currency Debt Fund

ING Investment Grade Credit Fund

ING Retirement Solution 2020 Fund

ING Retirement Solution 2025 Fund

ING Retirement Solution 2030 Fund

ING Retirement Solution 2035 Fund

ING Retirement Solution 2040 Fund

ING Retirement Solution 2045 Fund

ING Retirement Solution 2050 Fund

ING Retirement Solution 2055 Fund

ING Retirement Solution Income Fund

ING VARIABLE INSURANCE TRUST

ING GET U.S. Core Portfolio — Series 12

ING GET U.S. Core Portfolio — Series 13

ING GET U.S. Core Portfolio — Series 14

ING VARIABLE PRODUCTS TRUST

ING International Value Portfolio

ING MidCap Opportunities Portfolio

ING SmallCap Opportunities Portfolio

ING BALANCED PORTFOLIO, INC.

ING Balanced Portfolio

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO(2)

ING SERIES FUND, INC.

ING Capital Allocation Fund(2)

ING Core Equity Research Fund

ING Corporate Leaders 100 Fund

ING Global Target Payment Fund(2)

ING Large Cap Growth Fund

(1)         Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of ISS Fees allocated to the Fund under the Agreement shall be borne directly by Directed Services LLC as provided in the Management Agreement.

(2)         As a (1) money market fund (“Money Market Fund”), (2) Fund of Funds, (3) Feeder Fund, or (4) Sub-Adviser-Voted Series, as defined in the Funds’ proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

ING Money Market Fund(2)

ING Small Company Fund

ING SMID Cap Equity Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING Strategic Allocation Conservative Portfolio(2)

ING Strategic Allocation Growth Portfolio(2)

ING Strategic Allocation Moderate Portfolio(2)

ING VARIABLE FUNDS

ING Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.

ING Australia Index Portfolio

ING BlackRock Science and Technology Opportunities Portfolio

ING Emerging Markets Index Portfolio

ING Euro STOXX 50® Index Portfolio

ING FTSE 100 Index® Portfolio

ING Hang Seng Index Portfolio

ING Index Plus LargeCap Portfolio

ING Index Plus MidCap Portfolio

ING Index Plus SmallCap Portfolio

ING International Index Portfolio

ING Japan TOPIX Index® Portfolio

ING RussellTM Large Cap Growth Index Portfolio

ING RussellTM Large Cap Index Portfolio

ING RussellTM Large Cap Value Index Portfolio

ING RussellTM Mid Cap Growth Index Portfolio

ING RussellTM Mid Cap Index Portfolio

ING RussellTM Small Cap Index Portfolio

ING Small Company Portfolio

ING U.S. Bond Index Portfolio

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

(1)         Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of ISS Fees allocated to the Fund under the Agreement shall be borne directly by Directed Services LLC as provided in the Management Agreement.

(2)         As a (1) money market fund (“Money Market Fund”), (2) Fund of Funds, (3) Feeder Fund, or (4) Sub-Adviser-Voted Series, as defined in the Funds’ proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.